UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 28, 2003

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                  35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99 Press Release, dated April 28, 2003, issued by First Merchants Corporation

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On April 28, 2003, First Merchants Corporation issued a press release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated:  April 28, 2003

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99                  Description
                        -----------
                        Press Release, dated April 28, 2003, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99

                      Press Release, dated April 28, 2003


N / E / W / S     R / E / L / E / A / S / E

April 28, 2003

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS ANNOUNCES 1ST QUARTER 2003 EARNINGS

First Merchants Corporation (NASDAQ - FRME) has reported that 1st quarter 2003 diluted earnings per share improved 7.3%, before a special loan loss provision. The provision, amounting to $2.8 million, increased the allowance for loan losses in response to declining collateral values of a commercial borrower.
Consequently, diluted earnings per share for the 1st quarter of 2003 were reduced from $.44 to $.34. First quarter diluted earnings per share in 2002 amounted to $.41.

Michael L. Cox, President and Chief Executive Officer, stated that, "First Merchants management is pleased with the Corporation's strategic accomplishments for the 1st quarter of 2003. The previously announced acquisition of CNBC
Bancorp has added Columbus Ohio as a commercial banking market to the Corporation's regional footprint and increased total assets to $3 billion. However, the financial deterioration of a long-time valued commercial client and an assessment of our loan loss adequacy led us to believe a special provision is warranted."

The acquisitions of Lafayette Bancorporation, effective April 1, 2002 and CNBC Bancorp, effective March 1, 2003, significantly impacted 1st quarter results. The acquisitions accounted for increased average earning assets of $821 million and $1.3 million of the $3.2 million increase in non-interest income.

Non-performing loans as a percentage of total loans increased to 1.19% from 1.09% as of December 31, 2002. The increase in non-performing loans is solely attributable to the previously mentioned troubled credit. The allowance for loan losses increased to 1.29%, up from 1.11% as of December 31, 2002.

CONFERENCE CALL

First Merchants  Corporation will conduct a conference call at 2:30 p.m. Indiana
(East) Time on Monday, April 28, 2003. To participate, dial 888-710-8192 and reference First Merchants Corporation's first quarter earnings release. A digital recording will be available two hours after the completion of the conference from April 28, 2003, to April 30, 2003. To access, US/Canada participants should call 800-642-1687; or for International/Local participants, call 706-645-9291 and enter the Conference I.D. 9661911.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurer, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME and is rated A+ by Standard & Poor's Corporation. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com). Ten brokerage firms make a market in First Merchants Corporation stock: First Tennessee Securities; Herzog, Heine, Geduld, LLC; Howe Barnes Investments, Inc.; Keefe, Bruyette & Woods, Inc.; Knight Securities, L.P.; NatCity Investments, Inc.; RBC Capital Markets; Sandler O'Neill & Partners; Spear, Leeds & Kellog; and Stifel, Nicolaus & Co.
                                     * * * *

CONSOLIDATED BALANCE SHEET


(in thousands)                                                                 March 31,
                                                                         2003             2002
Assets
   Cash and due from banks                                          $    81,789      $    44,059
   Federal funds sold                                                    54,925           21,194
                                                                    -----------      -----------
   Cash and cash equivalents                                            136,714           65,253
   Interest-bearing time deposits                                         5,170            3,818
   Investment securities                                                333,692          220,361
   Mortgage loans held for sale                                          13,558              163
   Loans, net of allowance for loan losses of $29,733 and $15,128     2,261,445        1,348,923
   Premises and equipment                                                38,861           28,426
   Federal Reserve and Federal Home Loan Bank stock                      13,912            8,350
   Interest receivable                                                   16,789           11,356
   Core deposit intangibles and goodwill                                141,226           33,551
   Cash surrender value of life insurance                                14,567            6,557
   Other assets                                                          23,088            9,154
                                                                    -----------      -----------
           Total assets                                             $ 2,999,022      $ 1,735,912
                                                                    ===========      ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   289,835      $   171,825
     Interest-bearing                                                 1,996,836        1,201,861
                                                                    -----------      -----------
           Total deposits                                             2,286,671        1,373,686
   Borrowings                                                           388,821          164,954
   Interest payable                                                       5,694            5,621
   Other liabilities                                                     28,212            8,567
                                                                    -----------      -----------
           Total liabilities                                          2,709,398        1,552,828
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 17,507,662 and 13,427,439 shares          2,188            1,678
   Additional paid-in capital                                           143,615           53,259
   Retained earnings                                                    139,743          126,842
   Accumulated other comprehensive income                                 4,078            1,305
                                                                    -----------      -----------
        Total stockholders' equity                                      289,624          183,084
                                                                    -----------      -----------
        Total liabilities and stockholders' equity                  $ 2,999,022      $ 1,735,912
                                                                    ===========      ===========


FINANCIAL HIGHLIGHTS

                                                                         Three Months Ended
(In thousands)                                                                March 31,
                                                                         2003          2002
NET CHARGE OFF'S                                                      $    1,012    $    1,205

AVERAGE BALANCES
  Total Assets                                                        $2,733,077    $1,752,413
  Total Loans                                                          2,111,056     1,357,781
  Total Deposits                                                       2,078,786     1,386,175
  Total Stockholders' Equity                                             272,939       183,370

FINANCIAL RATIOS
  Return on Average Assets                                                   .83%         1.25%
  Return on Avg. Stockholders' Equity                                       8.29         12.14
  Avg. Earning Assets to Avg. Assets                                       90.17         93.34
  Allowance for Loan Losses as %
  Of Total Loans                                                            1.29          1.11
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                                               .19           .35
  Dividend Payout Ratio                                                    67.65         53.66
  Avg. Stockholders' Equity to Avg. Assets                                  9.99         10.30
  Tax Equivalent Yield on Earning Assets                                    6.49          6.89
  Cost of Supporting Liabilities                                            2.11          2.50
  Net Int. Margin (FTE) on Earning Assets                                   4.38          4.39



CONSOLIDATED STATEMENT OF INCOME

(in thousands, except share data)                                        Three Months Ended
                                                                              March 31,
                                                                          2003        2002
Interest income
   Loans receivable
     Taxable                                                           $ 35,173    $ 24,266
     Tax exempt                                                             165         108
   Investment securities
     Taxable                                                              1,679       1,903
     Tax exempt                                                           1,631         987
   Federal funds sold                                                       113         181
   Deposits with financial institutions                                      22          22
   Federal Reserve and Federal Home Loan Bank stock                         198         124
                                                                       --------    --------
       Total interest income                                             38,981      27,591
                                                                       --------    --------
Interest expense
   Deposits                                                               8,884       8,228
   Securities sold under repurchase agreements                              449         540
   Federal Home Loan Bank advances                                        2,273       1,423
   Trust Preferred Securities                                             1,206
   Other borrowings                                                         159          22
                                                                       --------    --------
        Total interest expense                                           12,971      10,213
                                                                       --------    --------
Net interest income                                                      26,010      17,378
   Provision for loan losses                                              4,601       1,192
                                                                       --------    --------

Net interest income
after provision for loan losses                                          21,409      16,186
                                                                       --------    --------
Other income
   Fiduciary activities                                                   1,697       1,369
   Service charges on deposit accounts                                    2,784       1,446
   Other customer fees                                                    1,088         904
   Net realized gains on
     sales of available-for-sale securities                                 371         118
   Commission income                                                        754         542
   Other income                                                           1,592         785
                                                                       --------    --------
        Total other income                                                8,286       5,164
                                                                       --------    --------

Other expenses
   Salaries and employee benefits                                        11,777       7,273
   Net occupancy expenses                                                 1,091         734
   Equipment expenses                                                     1,844       1,076
   Marketing expense                                                        434         308
   Deposit insurance expense                                                             72
   Outside data processing fees                                             928         809
   Printing and office supplies                                             407         338
   Goodwill and core deposit amortization                                   828         238
   Other expenses                                                         4,132       2,152
                                                                       --------    --------
        Total other expenses                                             21,441      13,000
                                                                       --------    --------

Income before income tax                                                  8,254       8,350
   Income tax expense                                                     2,596       2,871
                                                                       --------    --------
Net income                                                             $  5,658    $  5,479
                                                                       ========    ========

Per Share Data

   Basic Net Income                                                         .34         .41
   Diluted Net Income                                                       .34         .41
   Cash Dividends Paid                                                      .23         .22


CONSOLIDATED BALANCE SHEETS

(in thousands)                                        March 31,  December 31, September 30,  June 30,   March 31,
                                                         2003        2002         2002         2002        2002
Assets
   Cash and due from banks                           $    81,789 $     87,638 $    73,223  $    93,420 $    44,059
   Federal funds sold                                     54,925       31,400       8,750       43,587      21,194
                                                     ----------- ------------ -----------  ----------- -----------
   Cash and cash equivalents                             136,714      119,038      81,973      137,007      65,253
   Interest-bearing time deposits                          5,170        3,568      10,222       14,577       3,818
   Investment securities                                 333,692      342,062     345,452      361,076     220,361
   Mortgage loans held for sale                           13,558       21,545      14,089        6,518         163
   Loans                                               2,291,178    2,004,377   1,994,038    1,967,859   1,364,051
     Less: Allowance for loan losses                     (29,733)     (22,417)    (22,147)     (21,963)    (15,128)
                                                     ----------- ------------  ----------  ----------- -----------
        Net loans                                      2,261,445    1,981,960   1,971,891    1,945,896   1,348,923
   Premises and equipment                                 38,861       38,645      39,179       39,292      28,426
   Federal Reserve and Federal Home Loan Bank stock       13,912       11,409      11,097       11,036       8,350
   Interest receivable                                    16,789       17,346      18,622       17,701      11,356
   Core deposit intangibles and goodwill                 141,226      107,217     106,753      106,622      33,551
   Cash surrender value of life insurance                 14,567       14,309      14,143       13,976       6,557
   Other assets                                           23,088       21,588      16,065       10,283       9,154
                                                     ----------- ------------ -----------  ----------- -----------
        Total assets                                 $ 2,999,022 $  2,678,687 $ 2,629,486 $  2,663,984 $ 1,735,912
                                                     =========== ============ ===========  =========== ===========
Liabilities
   Deposits
     Noninterest-bearing                             $   289,835 $    272,128 $   246,410 $    259,353 $   171,825
     Interest-bearing                                  1,996,836    1,764,560   1,773,325    1,797,188   1,201,861
                                                     ----------- ------------ -----------  ----------- -----------
        Total deposits                                 2,286,671    2,036,688   2,019,735    2,056,541   1,373,686
   Borrowings                                            388,821      356,927     328,933      337,525     164,954
   Interest payable                                        5,694        6,019       6,813        7,248       5,621
   Other liabilities                                      28,212       17,924      14,132       11,240       8,567
                                                     ----------- ------------ -----------  ----------- -----------
        Total liabilities                              2,709,398    2,417,558   2,369,613    2,412,554   1,552,828
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                               2,188        2,040       2,039        2,026       1,678
   Additional paid-in capital                            143,615      116,503     116,204      114,064      53,259
   Retained earnings                                     139,743      138,110     135,266      131,222     126,842
   Accumulated other comprehensive income                  4,078        4,476       6,364        4,118       1,305
                                                     ----------- ------------ -----------  ----------- -----------
        Total stockholders' equity                       289,624      261,129     259,873      251,430     183,084
                                                     ----------- ------------ -----------  ----------- -----------
        Total liabilities and stockholders' equity   $ 2,999,022 $  2,678,687 $ 2,629,486 $  2,663,984 $ 1,735,912
                                                     =========== ============ ===========  =========== ===========

NON-PERFORMING ASSETS

(In thousands)                           March 31,  December 31, September 30,  June 30,     March 31,
                                           2003        2002           2002        2002         2002

   90 days past due                    $    3,552  $      6,676  $      9,786  $    6,030  $    4,292
   Non-accrual loans                       19,747        14,134        13,285      10,911       8,043
   Other real estate                        1,841         1,691           868         898         659
                                       ----------  ------------  ------------  ----------  ----------
        Total non-performing assets    $   25,140  $     22,501  $     23,939  $   17,839  $   12,994
                                       ==========  ============  ============  ==========  ==========

   Average total loans for the quarter $2,111,056  $  2,066,616  $  1,984,323  $1,951,648  $1,357,781

   Total non-performing assets as a
     percent of average total loans         1.19%         1.09%         1.21%        .91%       0.96%

   Restructured loans                  $    2,194  $      2,508  $      2,326   $   2,771  $    1,900

CONSOLIDATED STATEMENTS OF INCOME

                                                                       Three Months Ended
(in thousands, except share data)                  March 31, December 31, September 30, June 30, March 31,
                                                    2003       2002          2002         2002     2002
Interest Income
   Loans receivable
     Taxable                                       $ 35,173   $ 34,775     $ 35,362     $ 34,875  $ 24,266
     Tax exempt                                         165        235          169          126       108
   Investment securities
     Taxable                                          1,679      2,100        2,442        2,641     1,903
     Tax exempt                                       1,631      1,740        1,793        1,670       987
   Federal funds sold                                   113        169          123           84       181
   Deposits with financial institutions                  22         38           53           84        22
   Federal Reserve and Federal Home Loan Bank stock     198        208          206          198       124
                                                   --------   --------     --------     --------  --------
       Total interest income                         38,981     39,265       40,148       39,678    27,591
                                                   --------   --------     --------     --------  --------
Interest expense
   Deposits                                           8,884      9,934       10,696       10,842     8,228
   Securities sold under repurchase agreements          449        502          517          501       540
   Federal Home Loan Bank advances                    2,273      2,359        2,283        2,101     1,423
   Trust preferred securities                         1,206      1,181        1,181          962
   Other borrowings                                     159        154          143          190        22
                                                   --------   --------     --------     --------  --------
       Total interest expense                        12,971     14,130       14,820       14,596    10,213
                                                   --------   --------     --------     --------  --------
Net interest income                                  26,010     25,135       25,328       25,082    17,378
   Provision for loan losses                          4,601      2,877        1,821        1,284     1,192
                                                   --------   --------     --------     --------  --------
Net interest income
after provision for loan losses                      21,409     22,258       23,507       23,798    16,186
                                                   --------   --------     --------     --------  --------
Other income
   Fiduciary activities                               1,697      1,487        1,651        1,751     1,369
   Service charges on deposit accounts                2,784      2,695        2,626        2,563     1,446
   Other customer fees                                1,088        993          957        1,064       904
   Net realized gains on sales of
     available-for-sale securities                      371        169          162          290       118
   Commission income                                    754        586          557          518       542
   Other income                                       1,592      1,286        1,693          865       785
                                                   --------   --------     --------     --------  --------
       Total other income                             8,286      7,216        7,646        7,051     5,164
                                                   --------   --------     --------     --------  --------

Other expenses
   Salaries and employee benefits                    11,777     10,849       10,606       10,422     7,273
   Net occupancy expenses                             1,091        933          999          966       734
   Equipment expenses                                 1,844      1,861        1,880        1,892     1,076
   Marketing expense                                    434        416          415          356       308
   Deposit insurance expense                                       104          143           75        72
   Outside data processing fees                         928        940        1,018          897       809
   Printing and office supplies                         407        442          388          429       338
   Goodwill and core deposit amortization               828        750          786          815       238
   Other expenses                                     4,132      3,591        2,952        3,086     2,152
                                                   --------   --------     --------     --------  --------
       Total other expenses                          21,441     19,886       19,187       18,938    13,000
                                                   --------   --------     --------     --------  --------

Income before income tax                              8,254      9,588       11,966       11,911     8,350
   Income tax expense                                 2,596      2,998        4,139        3,971     2,871
                                                   --------   --------     --------     --------  --------
Net income                                         $  5,658   $  6,590     $  7,827     $  7,940  $  5,479
                                                   ========   ========     ========     ========  ========

Per Share Data(1)

   Basic Net Income                                $    .34   $    .40     $    .49     $    .49  $    .41
   Diluted Net Income                                   .34        .40          .48          .48       .41
   Cash Dividends Paid                                  .23        .23          .23          .22       .22

(1)  Restated for a five percent (5%) stock dividend distributed September 2002.
